3Q22 Financial Highlights O C T O B E R 1 7 , 2 0 2 2

3Q22 Financial Highlights

Revenue

Reported	Excluding notable items
$4,279mm	$4,242mm[(a)]

EPS

Reported	Excluding notable items
$0.39	$1.21[(a)]

Pre-tax income

Reported	Excluding notable items
$630mm	$1,307mm[(a)]

Pre-tax margin

Reported	Excluding notable items
15%	31%[(a)]

Returns

Reported	Excluding notable items
ROE: 3.5%	10.9%[(a)]
ROTCE: 7.5%[(b)]	22.4%[(a)]

Capital ratios

T1L: 5.4%[(c)]
CET1: 10.0%[(c)]

- **Revenue up 6% YoY, up 5%**[(a)] excluding the impact of notable items
  - **Fee revenue down 1% YoY**
  - **Net interest revenue up 44% YoY**
- **Expense up 26% YoY,** up **4%**[(a)] excluding the impact of notable items
  - Recorded a $680mm non-cash goodwill impairment charge[(c)]
- **Provision for credit losses** was a **benefit of $30mm** compared to a provision benefit of $45mm in 3Q21
- Average **loans up 11% YoY** and **down 1% QoQ**
- Average **deposits down 10% YoY** and **down 7% QoQ**
- Returned **$0.3bn** to common shareholders **in dividends**

(a) Represents a non-GAAP measure. See pages 14 and 15 in the Appendix for the corresponding reconciliation of the non-GAAP measures of revenue, revenue growth, expense growth, pre-tax income, earnings per share, pre-tax margin, ROE and ROTCE excluding notable items.
(b) Represents a non-GAAP measure. See page 17 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Impairment of goodwill associated with the Investment Management reporting unit, which was driven by lower market values and a higher discount rate. This goodwill impairment represents a non-cash charge and did not affect BNY Mellon's liquidity position, tangible common equity or regulatory capital ratios.

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BNY MELLON

3Q22 Financial Results

$mm, except per share data or unless otherwise noted	3Q22	2Q22	3Q21	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Fee revenue	$3,236	$3,339	$3,265	(3)%	(1)%
Investment and other revenue	117	91	129	N/M	N/M
Net interest revenue	926	824	641	12%	44%
Total revenue	**$4,279**	**$4,254**	**$4,035**	**1%**	**6%**
Provision for credit losses	(30)	47	(45)	N/M	N/M
Noninterest expense	3,679	3,112	2,918	18% (Down 1%(c) excluding notable items)	26% (Up 4%(c) excluding notable items)
Income before income taxes	**$630**	**$1,095**	**$1,162**	**(42)%**	**(46)%**
Net income applicable to common shareholders	**$319**	**$835**	**$881**	**(62)%**	**(64)%**
EPS	**$0.39**	**$1.03**	**$1.04**	**(62)%** (Up 5%(c) excluding notable items)	**(63)%** (Up 11%(c) excluding notable items)
Avg. common shares and equivalents outstanding (mm) – diluted	815	814	849	—	(4)%
Operating leverage(a)				N/M	N/M (+115 bps(c) excluding notable items)
Pre-tax margin	**15%** (Excluding notable items: **31%(c)**)	**26%**	**29%**		
ROE	3.5% (Excluding notable items: 10.9%(c))	9.3%	8.8%		
ROTCE(b)	**7.5%** (Excluding notable items: **22.4%(c)**)	**19.2%**	**16.8%**		

Notable items impacting the quarter

Increase / (decrease)	Revenue	Expense	EPS	
3Q22	37	714	$(0.81)	Impact of goodwill impairment, a disposal gain, severance expense and litigation reserves
2Q22	—	103	$(0.12)	Impact of higher litigation reserves
3Q21	9	73	$(0.05)	Impact of litigation reserves, gains on disposals and severance expense

(a) Note: See page 12 in the Appendix for corresponding footnotes.
(b) Represents a non-GAAP measure. See page 17 in the Appendix for the corresponding reconciliation of the non-GAAP measure of ROTCE.
(c) Represents a non-GAAP measure. See pages 14 and 15 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth, earnings per share, operating leverage, pre-tax margin, ROE and ROTCE excluding notable items.
N/M – not meaningful.

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BNY MELLON

4 3Q22 2Q22 3Q21 Consolidated regulatory capital ratios:(a) Tier 1 leverage ratio 5.4% 5.2% 5.7% Supplementary leverage ratio ("SLR") 6.3 6.2 7.0 Common Equity Tier 1 ratio – Advanced Approaches 10.1 10.0 11.8 Common Equity Tier 1 ratio – Standardized Approach 10.0 10.1 11.7 Consolidated regulatory liquidity ratios: Liquidity coverage ratio ("LCR") 116% 111% 111% Cash dividends per common share $0.37 $0.34 $0.34 Common stock dividends ($mm) $303 $279 $296 Common stock repurchases ($mm) 2 3 2,001 Book value per common share $43.18 $44.73 $47.30 Tangible book value per common share(b) 21.55 22.02 24.88 Common shares outstanding (mm) 808 808 826 Capital and Liquidity Note: See page 12 in the Appendix for corresponding footnotes.

5 3Q22 vs. $bn, avg. 3Q22 2Q22 3Q21 Deposits: Noninterest-bearing $85 (8)% (1)% Interest-bearing 204 (7)% (13)% Total deposits $288 (7)% (10)% Interest-earning assets: Cash and reverse repo 131 (10)% (17)% Loans 68 (1)% 11% Investment securities: HQLA 121 (2)% (4)% Non-HQLA 27 (3)% (9)% Total investment securities $148 (2)% (5)% Total interest-earning assets $352 (5)% (8)% Net Interest Revenue and Balance Sheet Trends N e t I n t e r e s t R e v e n u e ( $ m m ) +12% +44% • Avg. deposits of $288bn down 7% QoQ • Avg. interest-earning assets of $352bn down 5% QoQ • Net interest revenue of $926mm up 12% QoQ, primarily reflects higher interest rates on interest-earning assets, partially offset by higher funding expense 641 824 926 3Q21 2Q22 3Q22

Noninterest Expense

$mm, unless otherwise noted	3Q22	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Staff	$1,673	3%	6%
Software and equipment	421	4%	13%
Professional, legal and other purchased services	363	(4)%	—
Sub-custodian and clearing	124	(5)%	(4)%
Net occupancy	124	(1)%	3%
Distribution and servicing	88	(2)%	16%
Bank assessment charges	35	(5)%	3%
Business development	34	(21)%	55%
Goodwill impairment	680	N/M	N/M
Amortization of intangible assets	17	—	(11)%
Other	120	(54)%	(40)%
Total noninterest expense	**$3,679**	**18%**	**26%**
		Down 1%[(a)] excluding notable items	**Up 4%**[(a)] excluding notable items

- **Noninterest expense up 26% YoY**, primarily reflecting goodwill impairment in the Investment Management reporting unit
  - Excluding notable items, noninterest expense up 4%[(a)], primarily reflecting higher investments in growth, infrastructure and efficiency initiatives and higher revenue-related expenses, as well as the impact of inflation, partially offset by the favorable impact of a stronger U.S. dollar
  - Distribution and servicing expense up 16%, driven by higher distribution costs associated with money market funds
  - Business development expense increase driven by normalization of travel and entertainment
  - Other expense decrease largely driven by higher litigation reserves in 3Q21
- **Noninterest expense up 18% QoQ,** excluding notable items, noninterest expense **down 1%**[(a)]

(a) Represents a non-GAAP measure. See page 14 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth excluding notable items.

6

BNY MELLON

7 3Q22 vs. $mm, unless otherwise noted 3Q22 2Q22 3Q21 Total revenue by line of business: Asset Servicing $1,596 4% 11% Issuer Services 478 1% 20% Total revenue $2,074 3% 13% Provision for credit losses (6) N/M N/M Noninterest expense 1,557 (6)% 1% Income before income taxes $523 55% 67% Fee revenue 1,425 (6)% 1% Net interest revenue 538 18% 54% Foreign exchange revenue 132 (15)% 6% Securities lending revenue(a) 48 7% 7% Financial ratios, balance sheet data and metrics: Pre-tax margin 25% 836 bps 808 bps AUC/A ($trn, period end)(b)(c) $30.0 (3)% (11)% Deposits ($bn, avg.) $176 (8)% (11)% Market value of securities on loan ($bn, period end)(d) $435 (1)% (2)% • Total revenue of $2,074mm up 13% YoY – Asset Servicing up 11%% YoY, primarily reflecting higher net interest revenue and lower money market fee waivers, partially offset by lower market values – Issuer Services up 20% YoY, primarily reflecting higher net interest revenue and lower money market fee waivers, partially offset by the impact of lost business in the prior year in Corporate Trust and lower Depositary Receipts revenue • Noninterest expense of $1,557mm up 1% YoY, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives, as well as the impact of inflation, partially offset by lower litigation reserves and the favorable impact of a stronger U.S. dollar • Income before income taxes of $523mm up 67% YoY Securities Services Note: See page 12 in the Appendix for the corresponding footnotes. N/M – not meaningful.

Market and Wealth Services

$mm, unless otherwise noted	3Q22	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Total revenue by line of business:			
Pershing	$658	3%	16%
Treasury Services	390	5%	20%
Clearance and Collateral Management	319	5%	14%
Total revenue	**$1,367**	**4%**	**17%**
Provision for credit losses	(1)	N/M	N/M
Noninterest expense	737	5%	10%
Income before income taxes	**$631**	**4%**	**21%**
Fee revenue	975	1%	11%
Net interest revenue	378	11%	34%

Financial ratios, balance sheet data and metrics:	3Q22	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Pre-tax margin	46%	(8) bps	182 bps
AUC/A ($trn, end of period)[(a)(b)]	$12.0	2%	7%
Deposits ($bn, avg.)	$91	(4)%	(11)%
Pershing:			
Net new assets (U.S. platform) ($bn)[(c)]	$45	N/M	N/M
Avg. active clearing accounts ('000)	7,466	—	3%
Treasury Services:			
Avg. daily U.S. dollar payment volumes ('000)	234	(1)%	1%
Clearance and Collateral Management:			
Avg. tri-party collateral management balances ($bn)	$5,457	5%	21%

- **Total revenue** of $1,367mm **up 17% YoY**
  - **Pershing up 16% YoY**, primarily reflecting lower money market fee waivers and higher client activity, partially offset by the impact of prior year lost business
  - **Treasury Services up 20% YoY**, primarily reflecting higher net interest revenue and lower money market fee waivers
  - **Clearance and Collateral Management up 14% YoY**, primarily reflecting higher net interest revenue and clearance volumes
- **Noninterest expense** of $737mm **up 10% YoY**, primarily reflecting higher investments in growth, infrastructure and efficiency initiatives, as well as the impact of inflation, partially offset by the favorable impact of a stronger U.S. dollar
- **Income before income taxes** of $631mm **up 21% YoY**

Note: See page 12 in the Appendix for the corresponding footnotes. *N/M – not meaningful.*

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BNY MELLON

Investment and Wealth Management

$mm, unless otherwise noted	3Q22	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Total revenue by line of business:			
Investment Management	$579	(4)%	(20)%
Wealth Management	283	(4)%	(7)%
Total revenue	**$862**	**(4)%**	**(16)%**
Provision for credit losses	3	N/M	N/M
Noninterest expense	1,356	96%	96%
Income before income taxes	**$(497)**	**(339)%**	**(243)%**
Fee revenue	808	(5)%	(16)%
Net interest revenue	57	(8)%	21%

Financial ratios, balance sheet data and metrics:	3Q22	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Pre-tax margin	(57)% (21%[a] excluding notable items)	(8,046) bps	(9,113) bps
Adjusted pre-tax operating margin – Non-GAAP[b]	(64)% (24%[a] excluding notable items)	(8,957) bps	(10,035) bps
AUM ($bn, end of period)[c]	$1,776	(8)%	(23)%
Loans ($bn, avg.)	$14	3%	18%
Deposits ($bn, avg.)	17	(17)%	—
Wealth Management:			
Client assets ($bn, end of period)[d]	$256	(3)%	(17)%

- **Total revenue** of $862mm **down 16% YoY**
  - **Investment Management down 20% YoY**, primarily reflecting lower market values, the unfavorable impact of a stronger U.S. dollar, an unfavorable change in the mix of AUM, lower equity income and strategic equity investment gains recorded in 3Q21, partially offset by lower money market fee waivers
  - **Wealth Management revenue down 7% YoY,** primarily reflecting lower market values, partially offset by higher net interest revenue
- **Noninterest expense up 96% YoY**, primarily reflecting goodwill impairment in the Investment Management reporting unit. Excluding notable items, noninterest expense **down 2%[a] YoY,** reflecting the favorable impact of a stronger U.S. dollar, partially offset by investments in growth initiatives and higher distribution and servicing expenses
- **Income before income taxes** of $(497)mm **down 243% YoY; excluding** notable items **down 48%[a] YoY**
- **AUM** of $1.8trn **down 23% YoY,** driven by lower market values and the unfavorable impact of a stronger U.S. dollar, partially offset by client inflows
- Wealth Management **client assets** of $256bn **down 17% YoY** primarily driven by lower markets

(a) Represents a non-GAAP measure. See page 16 in the Appendix for the corresponding reconciliation of the non-GAAP measures of expense growth, pre-tax income growth, pre-tax margin and adjusted pre-tax operating margin excluding notable items.
(b) Adjusted pre-tax operating margin is net of distribution and servicing expense. Represents a non-GAAP measure. See page 16 in the Appendix for corresponding reconciliation of the non-GAAP measure of adjusted pre-tax operating margin.
Note: See page 12 in the Appendix for the corresponding footnotes (c) and (d).
N/M – not meaningful.

9
BNY MELLON

10 $mm, unless otherwise noted 3Q22 2Q22 3Q21 Fee revenue $28 $13 $12 Investment and other revenue (5) 62 23 Net interest (expense) (47) (35) (38) Total revenue $(24) $40 $(3) Provision for credit losses (26) 30 (3) Noninterest expense 29 63 16 (Loss) before income taxes $(27) $(53) $(16) • Total revenue includes corporate treasury and other investment activity, including hedging activity which has an offsetting impact between fee and other revenue and net interest expense – YoY and QoQ decreases in total revenue primarily reflects strategic equity investment gains in 2Q22 and 3Q21 • Provision for credit losses was a benefit of $26mm including reserve releases related to cash balances with exposure to Russia • Noninterest expense increased YoY and decreased QoQ primarily driven by staff expense Other Segment

Appendix

12 Footnotes Page 3 – 3Q22 Financial Results (a) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense. Page 4 – Capital and Liquidity (a) Regulatory capital ratios for September 30, 2022 are preliminary. For our CET1, Tier 1 capital and Total capital ratios, our effective capital ratios under the U.S. capital rules are the lower of the ratios as calculated under the Standardized and Advanced Approaches, which for September 30, 2022 was the Standardized Approach for CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio, for June 30, 2022 was the Advanced Approaches, and for September 30, 2021 was the Standardized Approach for the CET1 and Tier 1 capital ratios and the Advanced Approaches for the Total capital ratio. (b) Tangible book value per common share — Non-GAAP excludes goodwill and intangible assets, net of deferred tax liabilities. See page 17 for corresponding reconciliation of this non-GAAP measure. Page 7 – Securities Services (a) Included in investment services fees in the Asset Servicing business. (b) September 30, 2022 information is preliminary. (c) Consists of AUC/A primarily from the Asset Servicing business and, to a lesser extent, the Issuer Services business. Includes the AUC/A of CIBC Mellon Global Securities Services Company (“CIBC Mellon”), a joint venture with the Canadian Imperial Bank of Commerce, of $1.4trn at September 30, 2022, $1.5trn at June 30, 2022 and $1.7trn at September 30, 2021. (d) Represents the total amount of securities on loan in our agency securities lending program. Excludes securities for which BNY Mellon acts as agent on behalf of CIBC Mellon clients, which totaled $75bn at September 30, 2022, $70bn at June 30, 2022 and $68bn at September 30, 2021. Page 8 – Market and Wealth Services (a) September 30, 2022 information is preliminary. (b) Consists of AUC/A from the Clearance and Collateral Management and Pershing lines of business. (c) Net new assets represent net flows of assets (e.g., net cash deposits and net securities transfers, including dividends and interest) in customer accounts in Pershing LLC, a U.S. broker-dealer. Page 9 – Investment and Wealth Management (c) September 30, 2022 information is preliminary. Excludes assets managed outside of the Investment and Wealth Management business segment. (d) September 30, 2022 information is preliminary. Includes AUM and AUC/A in the Wealth Management business.

13 3Q22 2Q22 1Q22 4Q21 3Q21 Investment services fees (see table below) $(1) $(26) $(126) $(148) $(142) Investment management and performance fees (21) (40) (85) (116) (109) Distribution and servicing fees — (2) (11) (14) (11) Total fee revenue (22) (68) (222) (278) (262) Less: Distribution and servicing expense — 2 23 35 29 Net impact of money market fee waivers $(22) $(66) $(199) $(243) $(233) Impact to investment services fees by line of business(a) Asset Servicing $— $— $(19) $(31) $(29) Issuer Services — (1) (11) (18) (17) Pershing (1) (25) (90) (89) (86) Treasury Services — — (6) (10) (10) Total impact to investment services fees by line of business $(1) $(26) $(126) $(148) $(142) Impact to revenue by line of business(a) Asset Servicing $— $(1) $(28) $(50) $(47) Issuer Services (1) (1) (14) (24) (22) Pershing (1) (29) (107) (106) (102) Treasury Services — — (8) (14) (13) Investment Management (20) (37) (63) (81) (76) Wealth Management — — (2) (3) (2) Total impact to revenue by line of business $(22) $(68) $(222) $(278) $(262) Money Market Fee Waivers Impact (a) The line of business revenue for management reporting purposes reflects the impact of revenue transferred between the businesses.

Reconciliation of Non-GAAP measures – Impact of Notable Items

	3Q22	2Q22	3Q21	3Q22 vs. 2Q22	3Q22 vs. 3Q21
Total Revenue — GAAP	$ 4,279	$ 4,254	$ 4,035	1 %	6 %
Notable items[a]	37	—	9		
Total revenue, ex-notables — Non-GAAP	**$ 4,242**	**$ 4,254**	**$ 4,026**	**— %**	**5 %**
Noninterest expense — GAAP	$ 3,679	$ 3,112	$ 2,918	18 %	26 %
Notable items[a]	714	103	73		
Noninterest expense, ex-notables — Non-GAAP	**$ 2,965**	**$ 3,009**	**$ 2,845**	**(1)%**	**4 %**
Income before income taxes — GAAP	$ 630	$ 1,095	$ 1,162		
Notable items[a]	(677)	(103)	(64)		
Income before income taxes, ex. notables — Non-GAAP	**$ 1,307**	**$ 1,198**	**$ 1,226**		
Net income applicable to common shareholders — GAAP	$ 319	$ 835	$ 881	(62)%	(64)%
Notable items[a]	(664)	(100)	(45)		
Net income applicable to common shareholders, ex. notables — Non-GAAP	**$ 983**	**$ 935**	**$ 926**	**5 %**	**6 %**
Diluted earnings per share — GAAP	$ 0.39	$ 1.03	$ 1.04	(62)%	(63)%
Notable items[a]	(0.81)	(0.12)	(0.05)		
Diluted earnings per share, ex. notables — Non-GAAP	**$ 1.21[b]**	**$ 1.15**	**$ 1.09**	**5 %**	**11 %**
Operating leverage — GAAP[c]				(1,763) bps	(2,003) bps
Operating leverage, ex. notables — Non-GAAP[a][c]				**118 bps**	**115 bps**

Pre-tax Operating Margin Reconciliation – Impact of Notable Items

	3Q22 Results – GAAP	3Q22 Notable items[a]	3Q22 Results – Non-GAAP ex. notable items
Total revenue	$ 4,279	37	$ 4,242
Provision for credit losses	(30)	—	(30)
Noninterest expense	3,679	714	2,965
Income before income taxes	$ 630	$ (677)	$ 1,307
Pre-tax operating margin[d]	15 %		31 %

(a) Notable items in 3Q22 include goodwill impairment, a disposal gain, severance expense and litigation reserves. Notable items in 2Q22 include litigation reserves. Notable items in 3Q21 include litigation reserves, gains on disposals and severance expense.
(b) Does not foot due to rounding.
(c) Operating leverage is the rate of increase (decrease) in total revenue less the rate of increase (decrease) in total noninterest expense.
(d) Income before income taxes divided by total revenue.

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BNY MELLON

15 3Q22 Results Notable items(a) Non-GAAP ex. notable items Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP $319 $ (664) $983 Add: Amortization of intangible assets 17 — 17 Less: Tax impact of amortization of intangible assets 4 — 4 Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP $332 $ (664) $996 Average common shareholders’ equity $35,942 — $35,942 Less: Average goodwill 17,189 — $17,189 Average intangible assets 2,922 — $2,922 Add: Deferred tax liability — tax deductible goodwill 1,175 — $1,175 Deferred tax liability — intangible assets 660 — $660 Average tangible common shareholders’ equity — Non-GAAP $17,666 — $17,666 Return on common equity — GAAP 3.5% 10.9 % Return on tangible common equity (annualized) — Non-GAAP 7.5% 22.4 % Return on Common Equity and Tangible Common Equity Reconciliation – Impact of Notable Items (a) Notable items in 3Q22 include goodwill impairment, a disposal gain, severance expense and litigation reserves. 3Q22 Results – GAAP Notable items(a) Results – Non-GAAP ex. notable items Provision for income taxes $ 242 $ (13) $ 255 Income before income taxes — GAAP $ 630 $ (677) $ 1,307 Effective tax rate — GAAP 38.4% 19.5 % Tax Rate Reconciliation – Impact of Notable Items

16 (a) Income before income taxes divided by total revenue. (b) Notable items in 3Q22 include goodwill impairment and severance expense. Notable items in 3Q21 include severance expense. 3Q22 2Q22 3Q21 Income before income taxes — GAAP $(497) $208 $348 Total revenue — GAAP $862 $899 $1,032 Less: Distribution and servicing expense 88 91 76 Adjusted total revenue, net of distribution and servicing expense — Non-GAAP $774 $808 $956 Pre-tax operating margin — GAAP(a) (57%) 23% 34% Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP(a) (64%) 26% 36% Pre-tax Operating Margin Reconciliation – Investment and Wealth Management Business Investment and Wealth Management Segment Reconciliation of Non-GAAP measures – Impact of Notable Items 3Q22 Results Notable items(b) Non-GAAP ex. notable items Income before income taxes — GAAP $ (497) 679 $ 182 Total revenue — GAAP $ 862 — $ 862 Less: Distribution and servicing expense 88 — 88 Adjusted total revenue, net of distribution and servicing expense — Non-GAAP $ 774 — $ 774 Pre-tax operating margin — GAAP(a) (57) % 21 % Adjusted pre-tax operating margin, net of distribution and servicing expense — Non-GAAP(b) (64) % 24% 3Q22 vs 3Q22 3Q21 3Q21 Investment and Wealth Management segment, noninterest expense — GAAP $ 1,356 $ 691 96 % Notable items(b) 679 1 Investment and Wealth Management segment, noninterest expense, ex-notables — Non-GAAP $ 677 $ 690 (2) %

Return on Common Equity and Tangible Common Equity Reconciliation

	3Q22	2Q22	3Q21
Net income applicable to common shareholders of The Bank of New York Mellon Corporation — GAAP	$319	$835	$881
Add: Amortization of intangible assets	17	17	19
Less: Tax impact of amortization of intangible assets	4	4	4
Adjusted net income applicable to common shareholders of The Bank of New York Mellon Corporation, excluding amortization of intangible assets — Non-GAAP	$332	$848	$896
Average common shareholders' equity	$35,942	$36,199	$39,755
Less: Average goodwill	17,189	17,347	17,474
Average intangible assets	2,922	2,949	2,953
Add: Deferred tax liability — tax deductible goodwill	1,175	1,187	1,173
Deferred tax liability — intangible assets	660	668	673
Average tangible common shareholders' equity — Non-GAAP	$17,666	$17,758	$21,174
Return on common equity (annualized) — GAAP	3.5%	9.3%	8.8%
Return on tangible common equity (annualized) — non-GAAP	7.5%	19.2%	16.8%

Book Value and Tangible Book Value Per Common Share Reconciliation

	2022		2021
	Sept. 30	Jun. 30	Sept. 30
BNY Mellon shareholders' equity at period end — GAAP	$ 39,737	$ 40,984	$ 43,601
Less: Preferred stock	4,838	4,838	4,541
BNY Mellon common shareholders' equity at period end — GAAP	34,899	36,146	39,060
Less: Goodwill	16,412	17,271	17,420
Intangible assets	2,902	2,934	2,941
Add: Deferred tax liability — tax deductible goodwill	1,175	1,187	1,173
Deferred tax liability — intangible assets	660	668	673
BNY Mellon tangible common shareholders' equity at period end — Non-GAAP	$ 17,420	$ 17,796	$ 20,545
Period-end common shares outstanding (in thousands)	808,280	808,103	825,821
Book value per common share — GAAP	$ 43.18	$ 44.73	$ 47.30
Tangible book value per common share — Non-GAAP	$ 21.55	$ 22.02	$ 24.88

17

BNY MELLON

18 A number of statements in The Bank of New York Mellon Corporation’s (the “Corporation”) presentations, the accompanying slides and the responses to your questions are “forward-looking statements.” Words such as “estimate,” “forecast,” “project,” “anticipate,” “likely,” “target,” “expect,” “intend,” “continue,” “seek,” “believe,” “plan,” “goal,” “could,” “should,” “would,” “may,” “might,” “will,” “strategy,” “synergies,” “opportunities,” “trends,” “ambition,” “objective,” “aim,” “future,” “potentially,” “outlook” and words of similar meaning may signify forward-looking statements. These statements relate to, among other things, the Corporation’s expectations regarding: capital plans, strategic priorities, financial goals, organic growth, performance, organizational quality and efficiency, investments, including in technology and product development, capabilities, resiliency, revenue, net interest revenue, money market fee waivers, fees, expenses, cost discipline, sustainable growth, innovation in products and services, company management, human capital management (including related ambitions, objectives, aims and goals), deposits, interest rates and yield curves, securities portfolio, taxes, business opportunities, divestments, volatility, preliminary business metrics and regulatory capital ratios and statements regarding the Corporation’s aspirations, as well as the Corporation’s overall plans, strategies, goals, objectives, expectations, outlooks, estimates, intentions, targets, opportunities, focus and initiatives, including the potential effects of the coronavirus pandemic on any of the foregoing. These forward-looking statements are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation’s control). Actual outcomes may differ materially from those expressed or implied as a result of a number of factors, including, but not limited to, those discussed in “Risk Factors” in the Corporation’s Annual Report on Form 10-K for the year ended December 31, 2021 (the “2021 Annual Report”) and in other filings of the Corporation with the Securities and Exchange Commission (the “SEC”). Statements about the effects of the current and near-term market and macroeconomic outlook on the Corporation, including on its business, operations, financial performance and prospects, may constitute forward-looking statements, and are based on assumptions that involve risks and uncertainties and that are subject to change based on various important factors (some of which are beyond the Corporation's control), including geopolitical risks (including those related to Russia’s invasion of Ukraine), as well as the scope and duration of the pandemic, actions taken by governmental authorities and other third parties in response to the pandemic, the availability, use and effectiveness of vaccines, and the direct and indirect impact of the pandemic on the Corporation, its clients, customers and third parties. Preliminary business metrics and regulatory capital ratios are subject to change, possibly materially, as the Corporation completes its Quarterly Report on Form 10-Q for the quarter ended September 30, 2022. All forward-looking statements speak only as of October 17, 2022, and the Corporation undertakes no obligation to update any forward-looking statement to reflect events or circumstances after that date or to reflect the occurrence of unanticipated events. For additional information regarding the Corporation, please refer to the Corporation's SEC filings available at www.bnymellon.com/investorrelations. Non-GAAP Measures: In this presentation we discuss certain non-GAAP measures in detailing the Corporation’s performance, which exclude certain items or otherwise include components that differ from GAAP. We believe these measures are useful to the investment community in analyzing the financial results and trends of ongoing operations. We believe they facilitate comparisons with prior periods and reflect the principal basis on which the Corporation’s management monitors financial performance. Additional disclosures relating to non-GAAP measures are contained in the Corporation’s reports filed with the SEC, including the 2021 Annual Report, and the third quarter 2022 earnings release and the third quarter 2022 financial supplement, and are available at www.bnymellon.com/investorrelations. Cautionary Statement